SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

The North Carolina Capital Management Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 24, 2012

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy

CASH PORTFOLIO
TERM PORTFOLIO
FUNDS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-222-3232

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Cash Portfolio and Term Portfolio (the funds) of The North Carolina Capital Management Trust (the trust), will be held at the Charlotte City Club (www.charlottecityclub.com), 121 W. Trade Street, Charlotte, North Carolina 28202, on April 24, 2012, at 9:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on February 27, 2012 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

March 23, 2012

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rule for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

INSTRUCTIONS FOR TOUCH-TONE OR INTERNET VOTING

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
CASH PORTFOLIO
TERM PORTFOLIO

TO BE HELD ON APRIL 24, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The North Carolina Capital Management Trust (the trust) to be used at the Special Meeting of Shareholders of Cash Portfolio and Term Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on April 24, 2012 at 9:00 a.m. ET at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about March 23, 2012. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Cash Portfolio	$ 1,000	$ 500
Term Portfolio	$ 1,000	$ 500

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Fidelity Management & Research Company (FMR). FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund's investment adviser and administrator, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Capital Management of the Carolinas, L.L.C. (CMC), each fund's distribution agent, is 1520 South Boulevard, Suite 230, Charlotte, North Carolina 28203. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-Ku, Tokyo, Japan are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

A majority of the trust's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund issued and outstanding as of January 31, 2012 are indicated in the following table:

Number of Shares
Cash Portfolio	5,280,091,492
Term Portfolio	20,995,146

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the funds on January 31, 2012 was as follows:

Fund Name	Owner Name	City	State	Ownership %
Term Portfolio	Forsyth County	Winston Salem	NC	14.41%
	Mecklenburg County	Charlotte	NC	9.60%
	Buncombe County	Asheville	NC	7.20%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

Shareholders of record at the close of business on February 27, 2012 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date, with fractional share amounts entitled to a proportional fractional vote.

For a free copy of each fund's annual report for the fiscal year ended June 30, 2011 and the semiannual report for the fiscal period ended December 31, 2011, call 1-800-222-3232 or write to The North Carolina Capital Management Trust c/o Capital Management of the Carolinas, L.L.C., 1520 South Boulevard, Suite 230, Charlotte, NC 28203.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at four. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for Don Haile, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Anna Spangler Nelson was appointed to the Board on January 26, 2012. Another Trustee recommended Ms. Nelson as a nominee. An executive officer of FMR recommended Mr. Haile as a nominee. For additional information about the criteria for selecting nominees see the section entitled "Standing Committee of the Funds' Trustees" beginning on page (Click Here). Except for Mr. Haile, each of the nominees oversees two funds advised by FMR or an affiliate. Mr. Haile does not currently oversee any funds. If elected, Mr. Haile will oversee two funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for the Interested Nominee (that is, the nominee that is an interested person (as defined in the Investment Company Act of 1940 (1940 Act))) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience**
Don Haile (70)*

Mr. Haile is a Venture Partner for Volition Capital LLC (formerly, Fidelity Ventures) (2005-present). In addition, Mr. Haile serves as a member of the Board of Directors of St. Vincent College and MCNC (non-profit operator of the North Carolina Research and Education Network), and as an Advisory Board Member for the Penn State College of Information Sciences and Technology. Previously, Mr. Haile was Chief Information Officer (1999-2005) and Senior Vice President and General Manager (2005-2007) for FMR LLC.

* The nominee has been determined to be "interested" by virtue of, among other things, his affiliation with the trust, CMC, or various entities under common control with FMR.

** The information above includes the nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee's qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience**
Thomas P. Hollowell (68)

Year of Election or Appointment: 2003

Chair of the Board (2008-present). Mr. Hollowell is a member of the Board of Faison Enterprises Inc. (real estate development), and Advisory Director of Fidus Partners (investment banking, 2008-present). Previously, Mr. Hollowell served as Senior Managing Director of Fidus Partners (2004-2008) and Chairman of the College of William and Mary Foundation (2003-2005).

Anna Spangler Nelson (49)

Year of Election or Appointment: 2012

Ms. Nelson is Chairman of the Spangler Companies, Inc. (private investment company, 2005-present) and is a general partner of Wakefield Group (venture capital firm, 1988-present). She is a member of the board of directors of Ruddick Corporation (holding company, 1998-present) and also serves on the board of trustees of the Fidelity Charitable Gift Fund (2005-present) and the John S. and James L. Knight Foundation (2011-present).

E. Norris Tolson (72)

Year of Election or Appointment: 2008

Mr. Tolson serves as President and Chief Executive Officer (2007-present), a Director (1997-present), and an Executive Committee member (2000-present) of the North Carolina Biotechnology Center. Mr. Tolson also serves as a member of the North Carolina State University Board of Trustees (2009-present), as well as the North Carolina State University Alumni Association Board (2007-present), and the North Carolina State University College of Agriculture and Life Sciences Alumni and Friends Society Board (1998-present).

** The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should be nominated to serve as a Trustee for each fund.

The Trustees and officers of each fund are not eligible investors in the funds. As of January 31, 2012, therefore, the Trustees, nominee, and officers of the trust and each fund did not own any of the outstanding shares of the funds.

During the period July 1, 2010 through January 31, 2012, no transactions were entered into by the Trustees involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three Independent Trustees, met four times during the fiscal year ended June 30, 2011. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committee of the Funds' Trustees" beginning on page (Click Here).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of February 29, 2012.

Interested Nominee

DOLLAR RANGE OF FUND SHARES	Don Haile
Cash Portfolio	none
Term Portfolio	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none
Independent Nominees

DOLLAR RANGE OF FUND SHARES	Thomas P. Hollowell	Anna Spangler Nelson	E. Norris Tolson
Cash Portfolio	none	none	none
Term Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none	none

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended June 30, 2011.

Compensation Table[1]

Trustees	Aggregate Compensation from Cash Portfolio	Aggregate Compensation from Term Portfolio	Total Compensation from the Fund Complex[2]
Thomas P. Hollowell	$ 49,693	$ 807	$ 50,500
Anna Spangler Nelson[3]	$ 0	$ 0	$ 0
E. Norris Tolson	$ 35,426	$ 574	$ 36,000

1 Don Haile, who is an interested person of the trust, does not receive any compensation from Cash Portfolio or Term Portfolio or other investment companies in the Fund Complex (that is, the group of funds for which FMR or any of its affiliates serves as investment adviser) for his services as a Trustee. Mr. Haile is compensated by FMR.

2 Reflects compensation received for two funds of one trust.

3 Effective January 26, 2012, Ms. Nelson serves as a Member of the Board of Trustees.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

EXECUTIVE OFFICERS OF THE FUNDS

The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation*
John R. Hebble (53)

Year of Election or Appointment: 2008

President (2011-present), Treasurer, and Chief Financial Officer of Cash Portfolio and Term Portfolio. Mr. Hebble also serves as Assistant Treasurer of Fidelity's Equity and High Income Funds (2009-present), President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of Fidelity Investments.

J. Calvin Rivers, Jr. (66)

Year of Election or Appointment: 2001

Vice President of Cash Portfolio and Term Portfolio. Mr. Rivers also serves as President of Capital Management of the Carolinas, Inc. Previously, Mr. Rivers served as a Director of Bojangle's Inc. (fast-food restaurant chain, 2001-2007) and a Director of the Board of Trustees of the Teachers' and State Employees' Retirement System (2002-2005).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of Cash Portfolio and Term Portfolio. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of the Fidelity funds (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of Cash Portfolio and Term Portfolio. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Michael H. Whitaker (44)

Year of Election or Appointment: 2008

Chief Compliance Officer of Cash Portfolio and Term Portfolio. Mr. Whitaker also serves as Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds (2008-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Margaret A. Carey (38)

Year of Election or Appointment: 2008

Assistant Secretary of Cash Portfolio and Term Portfolio (2008-present). Ms. Carey is also Assistant Secretary of certain Fidelity funds (2009-present) and an employee of Fidelity Investments (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEE OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees of The North Carolina Capital Management Trust at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees meets periodically throughout the year to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. The Board of Trustees conducts the majority of its business with the full board in attendance but has established one standing committee.

The members of the Audit Committee are Independent Trustees. The Audit Committee is composed of Messrs. Hollowell (Chair) and Tolson and Ms. Nelson. At least one committee member will be an "audit committee expert" as defined by the Securities and Exchange Commission (SEC). The committee normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. The committee meets separately, at least annually, with the trust's outside auditors. The committee has direct responsibility for the appointment, compensation and oversight of the work of any outside auditors employed by the trust. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the trust and the trust's service providers, (ii) the financial reporting process of the trust, (iii) the independence, objectivity, and qualification of the auditors to the trust, (iv) the annual independent audits of the trust's financial statements, and (v) the accounting policies and disclosures of the trust. It is responsible for approving, in advance, the provision by any outside auditor of any auditing services and any permitted non-audit services for the trust and the trust's affiliated service providers, approving all audit engagement fees and terms for the trust, resolving disagreements between the trust and any outside auditor regarding the trust's financial reporting, and has sole authority to hire or fire any auditor. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the trust and any service providers consistent with Independent Standards Board Standard No. 1. The committee will also receive information on the qualifications of key personnel of the trust's outside auditors. It oversees and receives reports on the trusts service providers' internal controls and reviews the adequacy and effectiveness of the trust's service providers' accounting and financial controls, including: (i) any significant deficiencies in the design or operation of internal controls that could adversely affect the trust's ability to record, process, summarize, and report financial data; (ii) any material weakness in such internal controls; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the trust's internal controls. The committee reviews, at least annually, a report from the outside auditor describing any material issues raised by the most recent internal quality control or peer review of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm, and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the trust's financial reporting process, will discuss with management, the trust's Treasurer and outside auditors, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the trust, and will review with management, the trust's Treasurer and outside auditors the results of audits of the trust's financial statements. The committee will review periodically the trust's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee will regularly review with the Board of Trustees issues with respect to the trust's investment compliance procedures, the code of ethics, and anti-money laundering compliance. During the fiscal year ended June 30, 2011, the committee held four meetings.

The Board of Trustees has determined that given the size of the Board it is appropriate for the trust to not have a nominating committee or a compensation committee; such matters are considered by the full Board of Trustees, including the Independent Trustees, or, when applicable, by only the Independent Trustees. The Board of Trustees will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria determined by the Independent Trustees at the time of the search. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee, should be submitted to the Independent Trustees in care of the Secretary of the trust.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Board of Trustees has adopted a statement of policy that describes the experience, qualifications, attributes and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting and (x) understanding of the economy of North Carolina and the financing needs of North Carolina counties and municipalities. The Board may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Board finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. The Board believes that each Trustee satisfied at the time he was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board of Trustees may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments may be considered by a professional search firm and the Board of Trustees. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Mr. Hollowell is an Independent Trustee and currently serves as Chairman. The Trustees have determined that an independent Chairman is appropriate and benefits shareholders. In his capacity as Chairman, Mr. Hollowell (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees; and (ii) with management, prepares agendas for Board meetings. The Independent Trustees also meet regularly in executive session.

The Trustees oversee two funds that are offered exclusively to certain governmental entities of the State of North Carolina. The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the funds' activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, and the funds' Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the trust. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be pre-approved but are reported to the Audit Committee annually.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended June 30, 2011 and June 30, 2010, the fees billed by PwC for services rendered to each fund are shown in the table below.

June 30, 2011A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Portfolio	$ 40,000	$ 0	$ 1,800	$ 6,300
Term Portfolio	$ 37,000	$ 0	$ 1,800	$ 6,700
June 30, 2010A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Portfolio	$ 44,000	$ 0	$ 1,800	$ 6,300
Term Portfolio	$ 36,000	$ 0	$ 1,800	$ 6,700

A Amounts may reflect rounding.

In each of the fiscal years ended June 30, 2011 and June 30, 2010, the fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

June 30, 2011A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 690,000	$ 0	$ 365,000
June 30, 2010A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 200,000	$ 0	$ 145,000

A Amounts may reflect rounding.

"Audit Fees" represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

For each of the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate non-audit fees billed by PwC for services rendered to each fund and any Fund Service Provider are shown in the table below.

June 30, 2011A	Aggregate Non-Audit Fees
PwC	$ 1,815,000
June 30, 2010A	Aggregate Non-Audit Fees
PwC	$ 1,120,000

A Amounts may reflect rounding.

There were no non-audit services approved or required to be approved by the trust's Audit Committee pursuant to the de minimis exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, by calling 1-800-222-3232 whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

1.938509.100

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NC-pxs-0312

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

The North Carolina Capital Management Trust:

Cash Portfolio

Term Portfolio

Dear Shareholder:

On April 24, 2012, The North Carolina Capital Management Trust will hold a special meeting of shareholders of Cash Portfolio and Term Portfolio (the funds). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, all of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call the funds' distribution agent, Capital Management of the Carolinas, L.L.C. at 1-800-222-3232. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

The North Carolina Capital Management Trust

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on the following proposal:

To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

Has the funds' Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of each of the funds on the record date. The record date is February 27, 2012.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the funds' distribution agent, Capital Management of the Carolinas, L.L.C. at 1-800-222-3232.

How do I sign the proxy card?

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

Remember, the above is only a summary of the proposal. Please read the proxy statement for complete details on the proposal.

NC-pxl-0312
1.938510.100

Broadridge Version:

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This e-mail notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name]

Special Meeting of Shareholders

Meeting date: Month Date, Year

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: Month Date, Year

For shareholders as of: Month Date, Year

You can access these Proxy Materials at the following Web address[es]:

LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

[If proxy materials are for a merger proxy the email will also include: PROSPECTUS: http://www.XXXXXXXXXX]

[If proxy materials include a 35d-1 Notice (Name Test Policy Buckslip) the email will also include: [insert FUND NAME] BUCKSLIP: http://www.XXXXXXXXXX]

If your e-mail software supports it, you can simply click on the above link[s].  If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyvote.com/proxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-877-296-4941 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

BROADRIDGE VERSION:

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyvote.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Broadrige Touch-Tone Voting Script

1-877-296-4941

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service."
Shareholder Hears:

"You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions."

"Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

Shareholder presses "1" and hears:

"Lets Begin."

** If shareholder does not press anything two times they will hear after each non-response: "I have not received your response. Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you." If the shareholder does not press anything a third time they will hear: "Please call back when you have your proxy card available. Thank you for calling. Goodbye."

Enter Control Number Script - Shareholder hears:
"Please enter the 12-digit control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."
Shareholder Enters Control number...

Valid Control Number: (See voting scripts, below)

Invalid (Input 1 or 2 times): "Control number is invalid."

Invalid Input = 3x. This voice is heard if input invalid control # 3 times: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Goodbye."

Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See enter control number script, above).

Valid control number, but Shareholder has just voted a proxy with the same proposals: "The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.

Voting:
"If you would like to vote as the Board recommends press 1, to vote on nominees and proposals individually press 2.
Shareholder presses:	Shareholder hears:
1	"Let me confirm. You have elected to vote as the Board recommends." And goes to the confirm options.
2	Shareholder goes to Nominee and/or Proposal Voting.
Nominee Vote Script: (vote for individual proposals)
"If you wish to vote for all nominees press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3."
Shareholder presses:	Shareholder hears:
1	"Proposal Voting." Goes to Proposal Voting Script.
2	"Proposal Voting." Goes to Proposal Voting Script.
3

"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

After each election, "OK. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00." is heard.

´00' goes to Proposal Vote Script.

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
Shareholder hears:

"(There are/There is)<#Proposals> (additional) proposal(s) to vote on. After you cast all your votes, you will have a chance to review them." Before each proposal the Shareholder will hear "We are ready to accept your vote for proposal <n>."

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

**Based on the shareholder's selection, the prompt will confirm their choice.

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2."

**Based on the shareholder's selection, the prompt will confirm their choice.

See Confirm Options below.

For/Abstain Script:
"If you are voting for this proposal, press 1. If you wish to abstain press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Withhold Script:
"If you are voting for this proposal, press 1. If you wish to withhold press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Against/Withhold Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3."

**Based on the shareholder's selection, the prompt will confirm their choice).See Confirm Options below.

Completed Proposal Voting:
"You have completed Proposal Voting" This text will be heard following the final proposal on the ballot.
Confirm Options:
"Let me confirm."
Nominee Confirmation: Proposal Confirmation:

1. You have voted for all nominees

2. You have voted to withhold all nominees

3. You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)

"You have voted For/Against Proposal ##."

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3."

If shareholder presses 1: "One moment, while I log your ballot. A vote has been recorded for control number <Control Number>." Shareholder then goes to Vote Another Script.

If shareholder presses 2: they are directed to the Voting Script.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

"If this concludes your business press 1, if you would like to vote another proxy press 2."

If shareholder presses 1: "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye."

If shareholder presses 2: See appropriate proxy voting dialog scripts, above.

Error Messages:
Auto Proxy Unavailable Error:	"We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later."
Meeting Date has passed:	"Sorry, the control number you entered is no longer valid.
Control number no longer valid:	"Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	"Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Upon log-in to www.proxyvote.com/proxy shareholder sees Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - This is a secure internet site that will allow you to:

Text - [bullet] Submit your proxy voting instructions on-line or learn how to vote

Text - [bullet] View electronic versions of Proxy Materials on-line

Text - [bullet] Sign up to receive future Proxy Materials via e-mail

Text - [bullet] Request Proxy Materials if you received a Notice of Internet Availability

Text - It is easy to get started

Text - Simply enter your 12 digit Control Number in the box below. This Control Number can be found in several places depending on the type of notification you received.

Link - [bullet] Proxy Card recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Proxy Card" a window appears that contains a sample proxy card with the location of the control number highlighted]

Link - [bullet] E-Mail Notification recipients can find the Control Number next to the label "Control Number." [when shareholder clicks on "E-Mail Notification" a window appears that contains a sample e-mail with the location of the control number highlighted]

Link - [bullet] Notice of Internet Availability of Proxy Materials recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Notice of Internet Availability" a window appears that contains a sample Notice with the location of the control number highlighted]

Link - CLICK HERE to view Proxy Materials for the Fidelity funds [when shareholder clicks on "Click Here" a window appears that contains proxy materials for this campaign and previous proxy campaigns held during the past year]

Input - Enter your Control Number

[box in which to enter your control number appears here]

["Submit" button appears here] [if shareholder clicks on "Submit" Screen 2 appears if the shareholder received a Notice and Screen 5 appears if the shareholder received a full-set package via mail or e-delivery]

Link - [bullet] To enroll for electronic delivery without voting your Proxy, please enter your Control Number and click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 2

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - [bullet] View Proxy Materials by choosing the option below

Text - [bullet] Vote your shares by choosing the option below or vote by touchtone telephone at 1-877-296-4941

Text - [bullet] Request Proxy Materials (for future meetings and/or for this meeting only) be sent to you by e-mail or hard copy at no charge by choosing the option below

Text - (centered) View Proxy Materials

Link - (centered) [link to access "Letter to Shareholders, Notice of Meeting, and Proxy Statement" appears here] [if shareholder clicks on link a PDF copy of the proxy materials opens in another window]

Text - (left centered) Request Proxy Materials

Link - (left centered) [link to access "Request Copy" appears here] [if shareholder clicks on link Screen 3 opens]

Text - (right centered) Vote Your Shares

Link - (right centered) [link to "Vote" appears here] [if shareholder clicks on link Screen 5 opens]

Link - (left justified) Learn more about Notice & Access [if shareholder clicks on "Learn more about Notice & Access" another window opens that explains the concept of Notice & Access]

Link - To enroll for electronic delivery without voting your Proxy, please click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - [picture of PDF document appears here] Download Adobe Acrobat. [if shareholder clicks on "Download Adobe Acrobat." the Adobe web site (http://get.adobe.com/reader) launches]

Text - You may need Adobe Acrobat to view the documents listed above.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 3 - Fulfillment Request Proxy Materials Page

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Welcome to the Fulfillment Request Service

Text - We are pleased to offer shareholders the ability to request copies of the Proxy Materials.

Text - View Proxy Materials

Link - [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - Please choose from one of the selections below:

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by e-mail to the e-mail address below at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by e-mail to the e-mail address below for this meeting and by mail to the same address as the Notice for all future meetings at no cost to me.

Input - (left side) Input E-mail Address: [shareholder inputs his/her e-mail address here]
(right side) Verify E-mail Address: [shareholder inputs his/her e-mail address here]

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by mail to the same address as the Notice at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

Link - If you wish to receive all future Proxy Materials electronically, please click here to register for electronic delivery. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - (left justified) [link to "Submit Request" appears here] (to right) [link to go "Back to Shareholder Portal" appears here] [if shareholder clicks on "Submit Request" Screen 4 appears; if shareholder clicks on "Back to Shareholder Portal" Screen 2 appears]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 4 - Fulfillment Request Confirmation Page

[For shareholder that received his/her proxy via the Notice method and selected a fulfillment request option on Screen 3]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Your fulfillment request has been received. THANK YOU!

Link - If you would like to process another request, please click here to enter your next Control Number. [if shareholder clicks on "click here" Screen 1 appears]

Link - If you have completed your request, please click here to exit. [if shareholder clicks on "click here" the web page closes]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 5 - Internet Voting Page

[Page appears if shareholder received his/her proxy via the Notice method and selects "Vote Your Shares" on Screen 2 or if shareholder received his/her proxy via full-set delivery and enters his/her control number on Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (right justified) Proxy Materials

Link - (right justified) [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - (left justified) Vote Your Shares

Text - (left justified) 1. Vote [highlight]/(centered) 2. Review/(right justified) 3. Confirmed

Text - (centered) Proxy Voting Form

Text - (centered) The Board's Recommendation[s]

Text - (centered) THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]

Text - (centered) If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote [the/each] proposal separately, mark your selection[s] under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of [each of these/this] matter[s].

["Vote the proposal[s] as the Board of Trustees recommends" button appears here] [if shareholder clicks on button Screen 6 appears]

	Proposal	Board Recommends	Vote Options
01	[Title of proposal will be inserted] Nominees: [list of nominees]	[For/Withhold/For All Except]	[ ] For All Nominees [ ] Withhold All Nominees [ ] For All Except Those Selected Below [names of all nominees listed here]
02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) You will have an opportunity to confirm that your [selection was/selections were] properly recorded after you submit your vote.

Text - (left justified) Back to top [if shareholder selects "Back to top" he/she is brought to the top of the page]

Link - (centered) [links to "Vote the proposal[s] as indicated above" and "Reset" appear here] [if shareholder clicks on "Vote" button Screen 6 appears; if shareholder clicks on "Reset" button vote selections clear on this page ]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 6 - Internet Voting Confirmation Page

[Page appears after shareholder elects his/her vote selection and clicks on a "Vote" button on Screen 5]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (centered) Vote Confirmation

Text - (centered) Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Text - (left justified) 1. Vote/(centered) 2. Review [highlight]/(right justified) 3. Confirmed

Text - (centered) Proxy Voting Form

Text - (centered) [You elected to vote as recommended by the Board of Trustees.]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]/[You have voted as follows:]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote will be cast as recommended by the Board of Trustees unless you select the "Back" button below and revise your vote.]/[You Voted]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]

[ ] For All Nominees
[names of all nominees listed here]

[ ] Withhold All Nominees
[names of all nominees listed here]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) Please review your selection carefully before voting.

Text - (left justified) If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.

Text - (left justified) If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

Text - (left justified) If you would like to receive an e-mail confirmation, enter your e-mail address here: [shareholder inputs his/her e-mail address here]

Selection - (centered) [links to "Final Vote Submission" and to go "Back" appear here] [if shareholder clicks on "Final Vote" button Screen 7 appears; if shareholder clicks on "Back" button Screen 5 appears]

Text - (centered) Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint [name of proxy agent 1], [name of proxy agent 2], and [name of proxy agent 3], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 7 - Vote Submission Page

[Page appears after shareholder selects "Final Vote Submission" on Screen 6]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (left justified) Thank You! Your vote has been submitted as detailed below.

Links - [Change Vote] [Vote Another Proxy] [Exit Internet Proxy Voting Services] [if shareholder clicks on "Change Vote" Screen 5 appears; if shareholder clicks on "Vote Another Proxy" Screen 1 appears; if shareholder clicks on "Exit Internet Proxy Voting Service" the web page closes]

Text - (left justified) 1. Vote/(centered) 2. Review/(right justified) 3. Confirmed [highlight]

Text - (right justified) Click here to print vote confirmation: [picture of printer appears here] [if shareholder clicks on picture of printer print window appears and page prints in form noted below]

Text - (centered) Proxy Voting Form

Text - (centered) [You elected to vote as recommended by the Board of Trustees.]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]/[You have voted as follows:]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote has been cast as recommended by the Board of Trustees.]/[You Voted]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]

[For All Nominees
[names of all nominees listed here]]

[Withhold All Nominees
[names of all nominees listed here]]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

Text - (left justified) With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

Text - (left justified) The benefits of e-mail notification of Proxy Materials include:

Text - (left justified) [bullet] Immediate availability of Proxy Materials

Text - (left justified) [bullet] Fewer bulky postal mailings that fill your mailbox

Text - (left justified) [bullet] Better for the environment

Text - (left justified) [bullet] Automatic postal mail delivery if you change your e-mail address and fail to notify us

Text - (left justified) [bullet] It's free and you can choose to opt-in or opt-out at any time

Text - (left justified) [bullet] Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement) [if shareholder selects "Privacy Statement" it launches Broadridge's statement]

Selection - (left justified) [link to "Register for Electronic Delivery of Proxy Materials" appears here] [if shareholder clicks on link the electronic delivery sign-up screen opens in another window]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1 a new window will open that presents information in the following format]

Form Of

Proxy Materials Page

Text - (left justified) Proxy VoteTM

Text - (left justified) Fidelity funds

Text - (left justified) Proxy Materials

Proxy Dated	Trust Name	Link
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form Of

E-mail Confirmation

Text - (left justified)

Your vote for Control Number [**** (last 4 digits of control number) inserted here] has been submitted to Fidelity Investments for
[Trust name:]
[Fund name], as follows:

-------------------------------------------------
Proposal 1. [proposal title]..........[Each nominee's name is listed followed by how the shareholder voted for that nominee] [For] [Withhold]

Proposal 2. [proposal title]..........[For] [Against] [Abstain]

Proposal 3. [proposal title]..........[[For] [Against] [Abstain]

Proposal 4. [proposal title]..........[For] [Against] [Abstain]

Proposal 6. [proposal title]..........[For] [Against] [Abstain]

Thank you for voting.